Exhibit 23 - Consent of Experts


                             AJ. ROBBINS, PC.
                      CERTIFIED PUBLIC ACCOUNTANTS
                             216 16th STREET
                                SUITE 600
                         DENVER, COLORADO 80202



             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form S-8 of Trezac International Corporation (f/k/a MarketCentral.net Corp.) of our report dated March 1, 2002 relating to the consolidated financial statements of Trezac International Corporation (f/k/a MarketCentral.net Corp.).



                                    /s/ AJ. Robbins, PC
                                    -----------------------------
                                    AJ. ROBBINS, PC.
                                    CERTIFIED PUBLIC ACCOUNTANTS


Denver, Colorado
March 14, 2003


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